UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23975	42-1556195
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Exchange Street, Suite 618, Buffalo, NY	14210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 819-5500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 19, 2011, First Niagara Financial Group, Inc. (“First Niagara”) issued a press release announcing the merger consideration to be paid to former stockholders of NewAlliance Bancshares, Inc. (“NewAlliance”) as a result of the merger of NewAlliance with and into First Niagara effective April 15, 2011. The allocation of the merger consideration reflects the final results of elections submitted by NewAlliance stockholders and the application of the adjustment, election and allocation procedures described in the merger agreement.

A copy of the press release announcing the final results of the election process is being filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 19, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: April 19, 2011	By:	/s/ Gregory W. Norwood
Gregory W. Norwood Chief Financial Officer (Duly authorized representative)

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated April 19, 2011